UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2013
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

950 De Guigne Drive
Sunnyvale, California 94085
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 20, 2013, Telenav, Inc. (the "Company") amended the Employment Agreement executed on March 28, 2012 (the “Employment Agreement”), between the Company and Michael Strambi, the Company's chief financial officer (the "Amendment"), to provide for payment of a lump-sum pro-rated amount of his bonus in the event he is terminated other than for Cause (as defined in the Employment Agreement).

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment referenced as Exhibit 10.23.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.23.1*	Amendment No. 1 dated December 20, 2013 to the Employment Agreement dated March 28, 2012, between TeleNav, Inc. and Michael W. Strambi.

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: February 5, 2014	By: /s/ Michael Strambi
Name: Michael Strambi
Title: Chief Financial Officer

EXHIBIT INDEX
(d)    Exhibits

Exhibit Number	Description
10.23.1*	Amendment No. 1 dated December 20, 2013 to the Employment Agreement dated March 28, 2012, between TeleNav, Inc. and Michael W. Strambi.

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2013.